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                                                                 EXHIBIT 10.2.22

            SCHEDULE OF MATERIAL DIFFERENCES AMONG PERCENTAGE LEASES

                  The following lists of material differences between the Percentage Lease filed as Exhibit 10.2 and the Percentage Lease identified by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.

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Exhibit                                                             Annual Base            Percentage Rent
Number            Percentage Lease Description                         Rent                    Formula
------            ----------------------------                      -----------         ----------------------
10.2.22           Lease Agreement dated as of October 29,            $806,000           31.0% of room revenue
                  1997 by and between Sunstone Hotel Investors,                         up to $216,667, plus
                  L.P. as lessor and Sunstone Hotel Properties,                         60.5% of room revenue
                  Inc., as lessee, for the Holiday Inn                                  in excess of $216,667
                  located in Mesa, Arizona                                              plus 5% of food and
                                                                                        beverage revenue, plus
                                                                                        100% of sublease and
                                                                                        concession revenue and
                                                                                        other net revenues.
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